UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-39061	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.
Calgary, Alberta		T2C 1N6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (403) 723-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Securities Holders

At the Company's Annual General Meeting held on May 7, 2026 (the "Meeting"), shareholders were requested to: (i) elect directors of the Company to hold office until the close of the 2027 annual meeting or until their successors were duly elected or appointed; (ii) appoint PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026, at such remuneration as may be fixed by the Board; (iii) approve a non-binding advisory resolution to approve the Company’s approach to executive compensation, commonly known as the “Say-on-Pay” vote; and (iv) approve, on a non-binding advisory basis, a frequency of “two-year” for future Say-on-Pay votes.

The final voting results of the matters voted upon at the Meeting were as follows:

Item No. 1 – Election of Directors. Each of Douglas Edwards, Jeremy Gold, Holly Hess Groos, Shalima Pannikode, Scott Robinson, Scott Ryan, Benjamin Urban and Adrian Zarate were elected as the directors of the Company. The voting results for each of the director nominees was as follows:

	Votes for		Votes withheld		Broker non-votes
Nominee	Number	Percent	Number	Percent	Number
Douglas Edwards	149,655,012	99.89	164,400	0.11	15,192,149
Jeremy Gold	145,958,551	97.42	3,860,861	2.58	15,192,149
Holly Hess Groos	146,074,833	97.50	3,744,579	2.50	15,192,149
Shalima Pannikode	146,033,319	97.47	3,786,093	2.53	15,192,149
Scott Robinson	149,632,418	99.88	186,994	0.12	15,192,149
Scott Ryan	149,638,425	99.88	180,987	0.12	15,192,149
Benjamin Urban	149,662,375	99.90	157,037	0.10	15,192,149
Adrian Zarate	149,642,188	99.88	177,224	0.12	15,192,149

Item No. 2 - Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP was approved as follows:

Votes for		Votes withheld		Broker non-votes
Number	Percent	Number	Percent	Number
164,863,519	99.91	148,045	0.09	0

Item No. 3 – Approval of the Non-Binding Advisory Vote on the Company’s Executive Compensation. On a non-binding advisory basis, the resolution to approve Company’s approach to executive compensation commonly known as the “Say-on-Pay” vote was approved by shareholders as follows:

Votes for		Votes against		Abstentions		Broker non-votes
Number	Percent	Number	Percent	Number	Percent	Number
142,254,909	94.95	865,485	0.58	6,699,018	4.47	15,192,149

Item No. 4 – Approval of the Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation. On a non-binding advisory basis, a frequency of every two years for future advisory votes on the Company’s executive compensation was approved by shareholders as follows:

Votes for Every Year		Votes for Every Two Years		Votes for Every Three Years		Abstentions		Broker non-votes
Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number
17,147,318	11.45	128,854,465	86.01	20,807	0.01	3,796,822	2.53	15,192.149

Based on the results of the vote for Proposal 4, and consistent with the recommendation of the Company’s Board, the Company has determined that it will hold an advisory vote on executive compensation every two years until the next shareholder advisory vote on this matter.

Item 7.01 Regulation FD.

On May 7, 2026, the Company issued a press release announcing the Meeting. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1**	Press release dated May 7, 2026

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

*	Filed herewith.
**	Furnished herewith.
+	Compensatory plan or agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date:	May 7, 2026	By:	/s/ Fareeha Khan
Fareeha Khan Chief Financial Officer